Exhibit 32.1

Certifications Pursuant to
18 U.S.C. Section 1350
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Groupon, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dusan Senkypl, Chief Executive Officer of the Company, and Rana Kashyap, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to our knowledge, that:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:    /s/ Dusan Senkypl
    Dusan Senkypl
    Chief Executive Officer
    (Principal Executive Officer)

By:    /s/ Rana Kashyap
    Rana Kashyap
    Chief Financial Officer
    (Principal Financial Officer)

Date: August 6, 2026